INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Danielson Holding Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading
"Experts" in the prospectus.


                                        By:    /s/  KPMG LLP

New York, New York
August 10, 2000